SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 31, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On March 27, 2000 registrant issued a press release entitled "Halliburton's New Management Assignments," pertaining to, among other things, the announcement by registrant of new management leadership assignments for the Energy Services Group, its Halliburton Energy Services and Brown & Root Energy Services business units and the Brown & Root Services business unit.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated March 31, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY




Date:    March 31, 2000                 By: /s/ Susan S. Keith
                                            ------------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary




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                                  EXHIBIT INDEX


Exhibit                                                        Sequentially
Number                     Description                         Numbered Page

20                         Press Release of                    5 of 6
                           March 31, 2000
                           Incorporated by Reference






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